LETTER OF TRANSMITTAL
               To Accompany Shares of Common Stock
           or Order Tender of Uncertificated Shares of
               THE BRAZILIAN INVESTMENT FUND, INC.
           Tendered Pursuant to the Offer to Purchase
                       Dated July 7, 1997

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      THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
     EASTERN TIME, ON AUGUST 4, 1997, UNLESS THE OFFER IS EXTENDED.
-----------------------------------------------------------------------------

           To:  Chase Global Funds Services Company, Depository

                   BY HAND, OVERNIGHT COURIER OR MAIL:

                         73 Tremont Street
                         Boston, MA 02108

        BY  FACSIMILE:                        FOR CONFIRMATION OF RECEIPT:
        (617) 557-8697                        (800) 221-6726

----------------------------------------------------------------------------
                    DESCRIPTION OF SHARES TENDERED
                     (See Instructions 3 and 4.)
----------------------------------------------------------------------------
  Name(s) and Address(es)   |                 Share(s) Tendered
  of Registered Owner(s)    |        (Attach Signed List if Necessary.)
  (Please fill in Exactly   |
  as Apperar(s) on          |
  Certificate(s) or Share   |
  Register.)                |
----------------------------------------------------------------------------
                            |             |                 |
                            |             |                 |
                            |  Number of  |    Number of    |    Number of
                            |   Shares    |      Shares     |     Shares
                            |  Tendered*  |  Represented By | Not Represented
                            |             |  Certificate(s) | by Certificates
                            |             | and Certificate |
                            |             |    Number(s)    |
                            |-----------------------------------------------
                            |             |                 |
                            |-----------------------------------------------
                            |             |                 |
                            |-----------------------------------------------
                            |             |                 |
                            |-----------------------------------------------
                            |             |                 |
                            |-----------------------------------------------
                            |  Total      |                 |
                            |  Shares     |                 |
                            | Tendered    |                 |
----------------------------------------------------------------------------
*    If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column
     the number of Shares you wish to tender.  Otherwise, all
     Shares evidenced by such certificates will be deemed to
     have been tendered.  See Instruction 4.
-----------------------------------------------------------------------------

      Delivery of this instrument to an address other than those shown above or transmission of instructions via a facsimile number other than those listed above does not constitute a valid delivery.
      This Letter of Transmittal is to be used only (a) if certificates for Shares (as defined below) are to be forwarded with it or (b) if a tender of uncertificated Shares registered on the share register maintained by the Depository is to be made through notification hereby to the Depository.

Ladies and Gentlemen:

      The undersigned hereby tenders to The Brazilian Investment Fund, Inc., a Maryland corporation (the "Fund"), the above-described shares of the Fund's Common Stock, $.01 par value per share (the "Shares"), at a price per Share, net to the seller in cash, equal to the net asset value in U.S. dollars ("NAV") per Share as of 5:00 P.M., New York City time on the Expiration Date, as herein defined, (the "Purchase Price") upon the terms and subject to the conditions set forth in the Fund's Offer to Purchase, dated July 7, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The term "Expiration Date" means 12:00 midnight, New York City time, on August 4, 1997, unless and until the Fund, in its sole discretion, shall have extended the period for which the Offer is open, in which event the term "Expiration Date" shall mean the latest time and date on which the Offer, as so extended by the Fund, shall expire.

      Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Fund all right, title and interest in and to all Shares tendered hereby and hereby irrevocably constitutes and appoints the Depository as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:
          a.  deliver  certificates for such Shares, or  transfer
     ownership of such Shares on the share register of the   Fund
     maintained by the Depository, together in either  such  case
     with   all   accompanying   evidences   of   transfer    and
     authenticity, to or upon the order of the Fund, upon receipt by the Depository, as the undersigned's agent, of the Purchase Price with respect to such Shares;
          b.  present   certificates  for  such   Shares      for
     cancellation and transfer on the Fund's books; and
          c.  receive   all benefits and otherwise  exercise  all
     rights of beneficial ownership of such Shares all in accordance with the terms of the Offer.
     The undersigned here represents and warrants that:
          (a)  the  undersigned "owns" the Shares tendered hereby
     within the  meaning  of Rule 10b-4   promulgated  under  the
     Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;
          (b) when and to the extent that the Fund accepts for purchase the Shares tendered hereby, the Fund will acquire good, marketable and unencumbered title to such Shares, free and clear of all security interests, liens, charges,
      encumbrances,   conditional   sales   agreements   or  other
      obligations relating to their sale or transfer, and not subject to any adverse claim;
          (c)  on  request, the  undersigned  will  execute   and
      deliver any additional documents the Depository or the Fund deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and
          (d) the undersigned has read and agrees to all of the terms of the Offer.
      The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares tendered hereby. The number
of   Shares  that  the  undersigned  wishes  to  tender  and  the certificates, if any, that are being tendered should be indicated in the appropriate boxes.
      The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer or may not be required to purchase the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above.
      The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer or may not be required to purchase any of the
Share   tendered   hereby.   The  undersigned  understands   that
certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.
     The undersigned understands that acceptance of Shares by the Fund for payment will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.
      A check for the Purchase Price for tendered Shares that are purchased will be issued to the order of the undersigned and mailed to the address indicated above in the case of Shares represented by certificates or to the address contained in the share register of the Fund in the case of uncertificated Shares.
      All authority conferred or agreed to be conferred in this letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs,
personal   representatives,  successors  and   assigns   of   the
undersigned.   Except as stated in the Offer  to  Purchase,  this
tender is irrevocable.

            NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
      PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

----------------------------------------------------------------------------
             SHAREHOLDER(S) SIGN HERE
           (See Instructions 1 and 5.)
 Please Complete Substitute Form W-9 Included Herein.

 Must  be signed by registered owner(s) exactly  as
 name(s)  appear(s)  on certificate(s)  or  on  the
 share   register  of  the  Fund  or  by  person(s)
 authorized   to  become  registered  owner(s)   by
 certificate(s) and documents transmitted with this
 Letter  of  Transmittal.   If  signature   is   by
 attorney-in-fact,     executor,     administrator,
 trustee,  guardian, officer of  a  corporation  or
 another  acting  in a fiduciary or  representative
 capacity,  please set forth the full  title.   See
 Instruction 5.

 __________________________________________________
             (Signature(s) of Owner(s))
 Dated:______________________________________, 1997

 Name(s):__________________________________________

 __________________________________________________
                   (Please Print)

 Area Code and Telephone Number:___________________

 __________________________________________________
 (Tax Identification or Social Security Number(s))

 __________________________________________________

 __________________________________________________

             Guarantee of Signature(s)
            (See Instructions 1 and 5.)

 Authorized Signature:_____________________________

 Name:_____________________________________________
                   (Please Print)

 Title:____________________________________________

 Name of Firm:_____________________________________

 Address:__________________________________________

 __________________________________________________
                 (Include Zip Code)

 Area Code and Telephone Number:___________________

 Dated:______________________________________, 1997

----------------------------------------------------------------------------

                  IMPORTANT TAX INFORMATION

      Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depository with such shareholder's correct TIN (e.g., social security number or employer identification number) on Substitute Form W-9 below. If the Depository is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

       Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depository. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

       If backup withholding applies, the Depository is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made to a shareholder or other payee with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depository of the shareholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that:

       (a) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or
       (b) the internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

What Number to Give the Depository

      The shareholder is required to give the Depository the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

          PAYER'S NAME:  CHASE GLOBAL FUNDS SERVICES COMPANY


SUBSTITUTE
Form W-9

Department of the Treasury,
Internal Revenue Service

Payer's Request for Taxpayer
Identification Number (TIN)


Part 1-PLEASE                   Social security number or
PROVIDE YOUR  TIN  IN           Employer identification number
THE  BOX AT RIGHT AND           ______________________________
CERTIFY   BY  SIGNING
AND DATING BELOW

Part 2-Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding [ ]

CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
INFORMATION PROVIDED  ON THIS FORM IS TRUE, CORRECT AND COMPLETE

SIGNATURE___________________    DATE__________________


Part 3-Awaiting TIN [ ]


NOTE: FAILURE  TO COMPLETE AND RETURN THIS FORM MAY RESULT  IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
           CHECK BOX IN PART 3 OF SUBSTITUTE FORM W-9

    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I  certify   under  penalties  of  perjury  that  a  taxpayer
identification   number  has  not  been  issued to me,  and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


_______________________                __________________________
        Signature                                 Date

                          INSTRUCTIONS

             Forming Part of the Terms of the Offer

       1.  GUARANTEE OF SIGNATURES.  No  signature  guarantee  is required if
         (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any nominee (for a beneficial owner)) and certificates representing the tendered Shares are delivered with this Letter of Transmittal;
        (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each being referred to as an "Eligible Institution").

       In all other cases, including if Shares are tendered for which certificates have not been issued, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See
Instruction 5.

       2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; LOST CERTIFICATES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depository or if tenders are to be made through notification hereby to the
Depository to tender uncertificated Shares registered on the share register of the Fund maintained by the Depository.
Certificates for all physically tendered Shares, a properly completed and duly executed Letter of Transmittal or duly executed photocopy of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depository at the appropriate address set forth herein and must be delivered to the Depository on or before the Expiration Date.

       THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING
CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE
TENDERING  SHAREHOLDER. IF DELIVERY IS BY MAIL,  REGISTERED  MAIL
WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

       The Fund will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering shareholders, by execution of this Letter of Transmittal (or a photocopy of it), waive any right to receive any notice of the acceptance of their tender.

       Any shareholder wishing to tender Shares for which the certificate(s) have been lost, stolen or mutilated should contact
Susan Marshall of the Depository at (800) 221-6726.

       3.  INADEQUATE SPACE.  If the space provided   in  the
box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

       4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender uncertificated Shares.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered owner(s). All Shares represented by the certificate(s) listed and delivered to the Depository are deemed to have been tendered unless otherwise indicated.

       5.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND
           ENDORSEMENTS.

           (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s), if any, or on the share register maintained by the Depository without any change whatsoever.
           (b) If the Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.
           (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.
           (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required. If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, signed exactly as the name(s) of the registered owner(s) appear on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.
           (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority so to act.

       6. STOCK TRANSFER TAXES. Except as provided in this Instruction, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Fund will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the Depository will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner or such other person) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

       7. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares. No tender of Shares will be deemed to be made properly until all defects and irregularities have been cured or waived. Neither the Fund, the Depository nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

      8. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Depository at the address and telephone number set forth in the Offer to Purchase. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Depository or to brokers, dealers, commercial banks or trust companies.

      9. SUBSTITUTE FORM W-9. Each tendering shareholder who does not otherwise establish an exemption from backup federal income tax withholding is required to provide the Depository with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided, and to indicate that the shareholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering shareholder to 31% federal income tax withholding on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer. The box in
Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depository is not provided with a TIN within sixty (60) days, the Depository will withhold 31% on all such payments thereafter until a TIN is provided to the Depository.

      10.   WITHHOLDING ON FOREIGN SHAREHOLDERS.  The  Depository
will  withhold  federal income taxes equal to 30%  of  the  gross payments  payable to a foreign shareholder unless the  Depository determines  that  a reduced rate of withholding or  an  exemption
from   withholding   is  applicable.   (Exemption   from   backup
withholding  does not exempt a foreign shareholder from  the  30%
withholding.)   For  this purpose, a foreign shareholder  is  any
shareholder that is not (i) a citizen or resident of  the  United
States,  (ii) a corporation, partnership or other entity  created or  organized  in or under the laws of the United States  or  any political  subdivision thereof or (iii) an estate  or  trust  the income  of  which  is  subject to United  States  federal  income taxation regardless of the source of such income.  The Depository will  determine  a shareholder's status as a foreign  shareholder and  eligibility  for a reduced rate of, or  an  exemption  from, withholding by reference to the shareholder's address and to  any outstanding certificates or statements concerning eligibility for a  reduced  rate of, or exemption from, withholding unless  facts
and  circumstances indicate that reliance is  not  warranted.   A
foreign   shareholder  who  has  not  previously  submitted   the
appropriate certificates or statements with respect to a  reduced
rate   of,   or  exemption  from,  withholding  for  which   such
shareholder may be eligible should consider doing so in order  to avoid over-withholding.  A foreign shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one  of the  exceptions for capital gain or loss treatment  described  in
Section  5  of  the  Offer to Purchase or is  otherwise  able  to establish that no tax or a reduced amount of tax was due.
----------------------------------------------------------------------------
 IMPORTANT:   This  Letter of Transmittal or a manually  signed
 photocopy  of it (together with certificate(s) for  Shares  or confirmation  of  book-entry transfer and all  other  required documents) must be received by the Depository on or before the
 Expiration Date.
----------------------------------------------------------------------------